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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350

In connection with Big Lake Financial Corporation, Inc.'s ("BLFC") Quarterly Report on Form 10-QSB for the period ended June 30, 2002 ("Report"), each of the undersigned certifies, to the best of their knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    August 5, 2002                      By: /s/ Edwin E. Walpole III
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                                                Edwin E. Walpole III
                                                Chairman, President and
                                                Chief Executive Officer






Date:    August 5, 2002                      By: /s/ John A. Zelinske
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                                                John A. Zelinske
                                                Chief Financial Officer